INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Quality Municipal Income Trust (IQI) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat tax proposals failed to gain public support.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.



INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST


         (The chart below represents information which appears as a graphic in the printed report)

         A pie chart reflecting the Five Largest Sectors and Credit Enhancement as of October 31, 1996.


         FIVE LARGEST SECTORS                                 PERCENT
         --------------------                                 -------
         All others                                             37%
         Mortgage                                               15%
         General Obligation                                     14%
         Hospital                                               12%
         Transportation                                         12%
         Electric                                               10%

* Industrial Development/Pollution Control Revenue. Portfolio structure is subject to change.


         CREDIT RATING                               PERCENT
         -------------                               -------
         A or A                                         29%
         Aa or AA                                       26%
         Aaa or AAA                                     38%
         Baa or BBB                                      7%


PERFORMANCE

The Trust's net asset value (NAV) increased from $15.33 to $15.44 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.99 per share and a long-term capital gain distribution totaling approximately $0.035 per share, the Trust's total return was 8.21 percent. Over the same period, the IQI's market price on the New York Stock Exchange increased from $13.75 to $14.625 per share. Based on this market price change and reinvestment of tax-free dividends and distributions, the Trust's total return was 14.27 percent.

IQI began the fiscal year trading at a 10 percent discount to NAV and closed at a 5 percent discount. Undistributed net investment income totaled $0.082 per share versus $0.098 per share a year ago.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $735 million were diversified among 14 long-term municipal sectors and 66 credits. The average maturity and call protection of IQI's long-term portfolio were 20 and 6 years, respectively. Throughout the fiscal year, high credit quality was maintained with 64 percent of its long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

Weekly ARPS yields ranged between 3.28 and 5.50 percent during the fiscal year. Leverage contributed approximately $0.14 per share to common share earnings during the fiscal year. Five ARPS series totaling $208 million and representing 28 percent of net assets were outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year IQI purchased and retired 1,406,900 shares of common stock at a weighted average market discount of 6.93 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On October 29, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:
(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:
Michael Bozic

  For ........   25,337,616
  Withheld  ...     429,581

                  ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo

  For .........  3,637
  Withheld  ...    146

The following Trustees were not standing for reelection at this meeting:

Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

  For ........  24,282,353
  Against  ...     510,083
  Abstain  ...     974,761

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

  For ........  24,561,573
  Against  ...     410,145
  Abstain  ...     795,479

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING (unaudited) continued

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within 30 days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of each of the common and preferred shares outstanding and entitled to vote at the meeting. The following represents the total of the shares whose votes were returned to the Trust prior to the meeting.

COMMON SHARES

                                     PERCENTAGE OF
                                      OUTSTANDING
                                     COMMON SHARES
                                    --------------
  For .......    3,931,865              11.42%
  Against  ..   11,865,898              34.48%
  Abstain  ..    1,647,237               4.79%

PREFERRED SHARES

                                     PERCENTAGE OF
                                      OUTSTANDING
                                    PREFERRED SHARES
                                 --------------------
  For .........        354                8.50%
  Against .....        778               18.70%
  Abstain .....        158                3.80%

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (98.1%)
            General Obligation (14.2%)
  $ 20,000  Jefferson County School District #R-1, Colorado, Ser 1992
             (AMBAC)  .......................................................  6.00 %    12/15/12    $ 20,750,800
     7,500  District of Columbia, 1992 Ser B (MBIA)  ........................  6.30      06/01/12       7,773,525
            Hawaii,
     5,000   1992 Ser BZ  ...................................................  6.00      10/01/10       5,326,000
     8,000   1992 Ser BZ  ...................................................  6.00      10/01/11       8,503,840
     4,000  Cook County, Illinois, Ser 1992 C (FGIC)  .......................  6.00      11/15/09       4,276,680
            Washoe County School District, Nevada,
     4,730   Ltd Tax Ser 10/01/92 A (AMBAC)  ................................  6.25      04/01/11       5,002,448
     8,100   Ltd Tax Ser 10/01/92 A (AMBAC)  ................................  6.25      04/01/13       8,553,924
            New York City, New York,
     5,500   1993 Ser B  ....................................................  7.00      10/01/11       5,907,935
     2,100   1993 Ser B  ....................................................  7.00      10/01/13       2,255,757
     3,300   1993 Ser B  ....................................................  7.00      10/01/14       3,544,761
     5,000   1993 Ser B  ....................................................  6.75      10/01/15       5,195,000
     2,400   1992 Ser B  ....................................................  7.00      02/01/20       2,564,112
    10,000  San Antonio, Texas, Refg Ser 1992  ..............................  5.75      08/01/13      10,081,700
    15,000  Washington, Ser 1993 A  .........................................  5.75      10/01/17      15,065,400
-----------                                                                                        ---------------
   100,630                                                                                            104,801,882
-----------                                                                                        ---------------
            Educational Facilities Revenue (2.7%)
    10,000  District of Columbia, Howard University Refg Ser 1992 A  ........  6.75      10/01/12      10,586,200
     2,500  University of Illinois, Auxiliary Ser 1991  .....................  5.75      04/01/22       2,457,250
            Scranton-Lackawanna Health & Welfare Authority, Pennsylvania,
     3,000   University of Scranton 1992 Ser A  .............................  6.40      03/01/07       3,151,620
     3,300   University of Scranton 1992 Ser A  .............................  6.50      03/01/13       3,474,273
-----------                                                                                        ---------------
    18,800                                                                                             19,669,343
-----------                                                                                        ---------------
            Electric Revenue (10.3%)
     9,500  Orlando Utilities Commission, Florida, Ser 1991 A  ..............  5.50      10/01/26       9,175,385
    10,000  Municipal Electric Authority of Georgia, Power 1992 Ser B  ......  6.375     01/01/16      10,264,200
     5,000  Hastings, Nebraska, Refg Ser 1992  ..............................  6.30      01/01/19       5,120,050
    10,000  Hamilton !, Ohio, Refg 1992 Ser A (FGIC)  .......................  6.00      10/15/23      10,240,800
    20,000  Piedmont Municipal Power Agency, South Carolina, Refg 1992 Ser
             (MBIA)  ........................................................  6.375     01/01/25      20,168,600
            Grant County Public Utility District #2, Washington,
     8,220   Priest Rapids Hydro Second Ser 1992 A  .........................  5.00      01/01/23       7,421,180
     8,000   Wanapum Hydro Second Ser 1992 A  ...............................  6.375     01/01/23       8,097,600
     5,000   Wanapum Hydro Second Ser 1992 B (AMT)  .........................  6.75      01/01/23       5,298,800
-----------                                                                                        ---------------
    75,720                                                                                             75,786,615
-----------                                                                                        ---------------
            Hospital Revenue (12.4%)
     8,000  Birmingham-Carraway Special Care Facilities Financing Authority,
             Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee)  ....  5.875     08/15/15       8,065,920

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
   $ 3,000 Colorado Health Facilities Authority, Sisters of Charity Health
             Care Systems Inc Ser 1992 A (AMBAC)  ...........................  6.00 %    05/15/22    $ 3,037,050
     6,000  Tampa, Florida, Allegany Health/St Joseph's Hospital Ser 1991
             (MBIA)  ........................................................  6.00      12/01/21      6,096,360
     9,250  Massachusetts Health & Educational Facilities Authority,
             Massachusetts General Hospital Ser F (MBIA)  ...................  6.00      07/01/15      9,443,232
    10,000  Missouri Health & Education Facilities Authority, Health Midwest
             Ser 1992 B (MBIA)  .............................................  6.25      02/15/22     10,493,300
    10,000  New York State Medical Care Facilities Finance Agency, The Mount
             Sinai Hospital -FHA Insured Mortgage 1992 Ser C  ...............  5.75      08/15/19      9,874,000
     4,500  Cuyahoga County, Ohio, Cleveland Clinic Foundation Refg Ser 1992   5.50      11/15/11      4,427,640
    10,000  Allegheny County Hospital Development Authority, Pennsylvania,
             Presbyterian University Health Ser 1992 A (MBIA)  ..............  6.25      11/01/23     10,342,800
     5,000  Dauphin County General Authority, Pennsylvania, HAPSO Group
             Inc/The Western Pennsylvania Hospital Refg 1992 Ser A (MBIA)  ..  6.25      07/01/16      5,241,100
     3,000  Philadelphia Hospitals & Higher Education Facilities Authority,
             Pennsylvania, Chestnut Hill Hospital Ser of 1992  ..............  6.375     11/15/11      3,057,420
     5,000  South Dakota Health & Educational Facilities Authority, Queen of
             Peace Hospital Ser 1992 (MBIA)  ................................  6.70      07/01/17      5,430,600
    15,000  Fredericksburg Industrial Development Authority, Virginia, MWH
             Medicorp Ser 1991 A & B (FGIC)  ................................  6.60      08/15/23     15,916,650
-----------                                                                                        ---------------
    88,750                                                                                            91,426,072
-----------                                                                                        ---------------
            Industrial Development/Pollution Control Revenue (7.9%)
     6,000  California Pollution Control Financing Authority, Keller Cannon
             Landfill Co/ Browning-Ferris Industries Inc Ser 1992 (AMT)  ....  6.875     11/01/27      6,394,380
     5,000  Citrus County, Florida, Florida Power Corp Refg Ser 1992 B  .....  6.35      02/01/22      5,213,800
     3,500  St Lucie County, Florida, Florida Power & Light Co Ser 1991
             (AMT)  .........................................................  7.15      02/01/23      3,808,245
     5,000  Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMT)
             (MBIA)  ........................................................  6.65      06/01/17      5,378,950
    15,000  Berkeley County, South Carolina, South Carolina Electric & Gas
             Co Ser 1984  ...................................................  6.50      10/01/14     16,121,850
    10,000  Brazos River Authority, Texas, Houston Lighting & Power Co Ser
             1992 B (MBIA)  .................................................  6.375     04/01/12     10,653,900
    10,000  Mason County, West Virginia, Appalachian Power Co Ser J  ........  6.60      10/01/22     10,326,700
-----------                                                                                        ---------------
    54,500                                                                                            57,897,825
-----------                                                                                        ---------------
            Mortgage Revenue -Multi-Family (6.3%)
     7,000  Illinois Housing Development Authority, Ser I  ..................  6.625     09/01/12      7,278,250
    20,000  Michigan Housing Development Authority, Rental 1992 Ser A
             (Bifurcated FSA)  ..............................................  6.50      04/01/23     20,621,600
            Missouri Housing Development Commission,
     7,845   Federally Insured Mortgage Loans Refg Ser 11/15/92  ............  6.50      07/01/16      8,043,871
    10,000   Federally Insured Mortgage Loans Refg Ser 11/15/92  ............  6.60      07/01/24     10,237,200
-----------                                                                                        ---------------
    44,845                                                                                            46,180,921
-----------                                                                                        ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            Mortgage Revenue -Single Family (8.4%)
   $20,000  Connecticut Housing Finance Authority, 1992 Ser B  ..............  6.70 %    11/15/12    $20,985,800
     7,245  Georgia Housing & Finance Authority, Home Ownership 1992 Ser C  .  6.50      12/01/11      7,492,634
     1,305  Idaho Housing Agency, 1992 Ser E (AMT)  .........................  6.75      07/01/12      1,369,036
            Minnesota Housing Finance Agency,
     3,300   Ser 1992 D-1  ..................................................  6.50      01/01/17      3,422,199
     7,135   Ser 1992 CD-1 (AMT)  ...........................................  6.75      07/01/23      7,378,089
    20,360  Virginia Housing Development Authority, 1992 Ser B SubSer B-2
             (AMT)  .........................................................  6.80      07/01/21     20,913,996
-----------                                                                                        ---------------
    59,345                                                                                            61,561,754
-----------                                                                                        ---------------
            Nursing & Health Related Facilities Revenue (2.6%)
     6,265  University of Michigan, Medical Service Plan Ser 1991  ..........  6.50      12/01/21      6,601,806
    11,250  Minneapolis & Saint Paul Housing & Redevelopment Authority,
             Minnesota, Group Health Plan Inc Ser 1992  .....................  6.90      10/15/22     12,258,788
-----------                                                                                        ---------------
    17,515                                                                                            18,860,594
-----------                                                                                        ---------------
            Public Facilities Revenue (5.7%)
     9,800  Orlando, Florida, Cap Impr Refg Ser 1992  .......................  6.00      10/01/22      9,937,592
    10,000  Atlanta Downtown Development Authority, Georgia, Underground
             Atlanta Refg Ser 1992  .........................................  6.25      10/01/16     10,408,600
     5,000  Illinois, Civic Center Ser 1990 A (AMBAC)  ......................  6.00      12/15/15      5,028,550
     7,370  Indianapolis Local Public Improvement Bond Bank, Indiana, Ser
             1992 D  ........................................................  6.75      02/01/20      7,955,915
     8,550  Maine Municipal Bond Bank, 1992 Ser E  ..........................  6.25      11/01/12      9,000,072
-----------                                                                                        ---------------
    40,720                                                                                            42,330,729
-----------                                                                                        ---------------
            Resource Recovery Revenue (2.5%)
    16,525  Broward County, Florida, Broward Waste Energy Co North Ser 1984    7.95      12/01/08     18,206,419
-----------                                                                                        ---------------
            Transportation Facilities Revenue (11.7%)
            Dade County, Florida,
     3,000   Aviation, 1992 Ser B (AMT) (MBIA)  .............................  6.55      10/01/13      3,219,510
     5,000   Aviation, 1992 Ser B (AMT) (MBIA)  .............................  6.60      10/01/22      5,367,850
    13,250  Chicago, Illinois, Chicago-O'Hare Int'l Terminal Ser 1992 (AMT)
             (MBIA)  ........................................................  6.75      01/01/12     14,309,470
    20,000  Illinois Toll Highway Authority, Priority 1992 Ser A  ...........  6.375     01/01/15     20,790,400
    15,000  St Louis, Missouri, Lambert -St Louis Int'l Airport Ser 1992
             (AMT) (FGIC)  ..................................................  6.00      07/01/08     15,576,600
    20,000  Clark County, Nevada, Las Vegas -McCaran Int'l Airport Passenger
             Facility Charge 1992 Ser B (AMT)  ..............................  6.25      07/01/22     20,046,000
     6,000  Puerto Rico Highway & Transportation Authority, Refg Ser V  .....  6.625     07/01/12      6,445,020
-----------                                                                                        ---------------
    82,250                                                                                            85,754,850
-----------                                                                                        ---------------
            Water & Sewer Revenue (7.5%)
    10,000  Central Coast Water Authority, California, Ser 1992 (AMBAC)  ....  6.50      10/01/14     10,946,700
    10,000  Massachusetts Water Resources Authority, 1992 Ser B  ............  5.50      11/01/15      9,781,100
    20,000  New York City Municipal Water Finance Authority, New York, Ser
             1993 A  ........................................................  6.00      06/15/17     20,071,000
     8,000  Houston, Texas, Water & Sewer Lien Jr Refg Ser 1991 C (AMBAC)  ..  6.375     12/01/17      8,482,560
     6,000  Fairfax County Water Authority, Virginia, Refg Ser 1992  ........  6.00      04/01/22      6,142,200
-----------                                                                                        ---------------
    54,000                                                                                            55,423,560
-----------                                                                                        ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            Other Revenue (0.3%)
  $  2,000  New York Local Government Assistance Corporation, Ser 1991 A  ...  7.125%   04/01/11     $  2,221,340
-----------                                                                                        ---------------
            Refunded (5.6%)
     7,500  Alaska Housing Finance Corporation, Gen Hsg 1992 Ser A  .........  6.60     12/01/02  ++    8,353,200
    10,000  Massachusetts Water Resources Authority, 1990 Ser A  ............  6.50     12/01/01  ++   11,078,100
    12,000  New York Local Government Assistance Corporation, Ser 1991 C  ...  7.00     04/01/01  ++   13,422,000
     7,115  Puerto Rico Highway & Transportation Authority, Ser T  ..........  6.625    07/01/02  ++    7,970,935
-----------                                                                                        ---------------
    36,615                                                                                             40,824,235
-----------                                                                                        ---------------
   692,215  TOTAL MUNICIPAL BONDS (Identified Cost $675,169,694)  .................................   720,946,139
-----------                                                                                        ---------------
            SHORT-TERM MUNICIPAL OBLIGATION (0.3%)
     2,000  Massachusetts, Dedicated Income Tax Ser 1990 B (Demand 11/01/96)
-----------
             (Identified Cost $2,000,000)  ..................................  3.60*    12/01/97        2,000,000
                                                                                                   ---------------
  $694,215  TOTAL INVESTMENTS (Identified Cost $677,169,694) (a)  .....................      98.4%    722,946,139
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...........................       1.6      11,852,976
                                                                                           ------  ---------------
            NET ASSETS  ...............................................................     100.0%   $734,799,115
                                                                                           ======  ===============

[FN]
------------

   AMT       Alternative Minimum Tax.

   ++        Prerefunded to call date shown.

    *        Current coupon of variable rate security.

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation was $45,776,445.

Bond Insurance:
---------------

   AMBAC     AMBAC Indemnity Corporation.

Connie Lee   Connie Lee Insurance Company.

   FGIC      Financial Guaranty Insurance Company.

   FSA       Financial Security Assurance Inc.

   MBIA      Municipal Bond Investors Assurance Corporation.


                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

             Geographic Summary of Investments
             Based on Market Value as a Percent of Net Assets
             October 31, 1996

Alabama ..............   1.1%
Alaska ...............   1.1
California ...........   2.4
Colorado  ............   3.2
Connecticut ..........   2.9
District of Columbia..   2.5
Florida ..............   8.3
Georgia ..............   3.8
Hawaii ...............   1.9
Idaho ................   0.2
Illinois .............   7.4
Indiana ..............   1.1
Maine ................   1.2
Massachusetts ........   4.4
Michigan .............   3.7
Minnesota ............   3.1
Missouri .............   6.0
Nebraska .............   0.7
Nevada ...............   5.3
New York .............   8.9
Ohio .................   2.0
Pennsylvania .........   3.4
Puerto Rico ..........   2.0
South Carolina .......   4.9
South Dakota .........   0.7
Texas ................   4.0
Virginia .............   5.9
Washington ...........   4.9
West Virginia ........   1.4
                      ------
Total ................  98.4%
                      ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

 ASSETS:
Investments in securities, at value
 (identified cost $677,169,694) .........................................    $722,946,139
Cash ....................................................................         812,848
Interest receivable .....................................................      11,968,698
Deferred organizational expenses ........................................          10,031
Prepaid expenses ........................................................         130,808
                                                                           --------------
  TOTAL ASSETS ..........................................................     735,868,524
                                                                           --------------
LIABILITIES:
Payable for:
  Common shares of beneficial interest repurchased ......................         400,185
  Dividends to preferred shareholders ...................................         294,222
  Investment management fee .............................................         239,436
Accrued expenses ........................................................         135,566
                                                                           --------------
  TOTAL LIABILITIES .....................................................       1,069,409
                                                                           --------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, 4,160 shares outstanding)  ...........     208,000,000
                                                                           --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 34,126,413 shares outstanding) .........................     477,171,206
Net unrealized appreciation .............................................      45,776,445
Accumulated undistributed net investment income .........................       2,786,527
Accumulated undistributed net realized gain .............................       1,064,937
                                                                           --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ..........................     526,799,115
                                                                           --------------
  TOTAL NET ASSETS ......................................................    $734,799,115
                                                                           ==============
NET ASSET VALUE PER COMMON SHARE
 ($526,799,115 divided by 34,126,413 common shares outstanding)  ........    $      15.44
                                                                           ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME ........................    $45,034,772
                                          -------------
EXPENSES
Investment management fee ..............      2,605,581
Auction commission fees ................        526,980
Transfer agent fees and expenses  ......        187,876
Professional fees ......................        118,667
Shareholder reports and notices  .......         53,187
Auction agent fees .....................         39,141
Registration fees ......................         33,469
Custodian fees .........................         32,562
Trustees' fees and expenses ............         23,989
Organizational expenses ................         11,023
Other ..................................         49,269
                                          -------------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET        3,681,744
  LESS: EXPENSE OFFSET  ................        (32,278)
                                          -------------
  TOTAL EXPENSES AFTER EXPENSE OFFSET  .      3,649,466
                                          -------------
  NET INVESTMENT INCOME ................     41,385,306
                                          -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ......................      1,064,949
Net change in unrealized appreciation  .      2,809,883
                                          -------------
  NET GAIN .............................      3,874,832
                                          -------------
NET INCREASE ...........................    $45,260,138
                                          =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED OCTOBER     ENDED OCTOBER
                                                          31, 1996          31, 1995
---------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................      $ 41,385,306      $ 42,557,950
Net realized gain ..................................         1,064,949         1,992,474
Net change in unrealized appreciation/depreciation           2,809,883        58,771,035
                                                      ----------------  ----------------
  NET INCREASE .....................................        45,260,138       103,321,459
                                                      ----------------  ----------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
NET INVESTMENT INCOME ..............................        (7,560,813)       (8,062,139)
                                                      ----------------  ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................       (34,506,145)      (35,961,242)
Net realized gain ..................................        (1,244,629)          --
                                                      ----------------  ----------------
  TOTAL ............................................       (35,750,774)      (35,961,242)
                                                      ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred ..........................................           --            (33,250,000)
Common .............................................       (19,989,901)      (25,887,114)
                                                      ----------------  ----------------
  TOTAL ............................................       (19,989,901)      (59,137,114)
                                                      ----------------  ----------------
  NET INCREASE (DECREASE) ..........................       (18,041,350)          160,964
NET ASSETS:
Beginning of period ................................       752,840,465       752,679,501
                                                      ----------------  ----------------
  END OF PERIOD
 (including undistributed net investment income of
 $2,786,527 and $3,468,179, respectively)  .........      $734,799,115      $752,840,465
                                                      ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses in the amount of $55,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $27,688,601.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $19,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,081. At October 31, 1996, the Trust had an accrued pension liability of $29,180 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                                                               RANGE OF
                        AMOUNT IN                              DIVIDEND
 SERIES     SHARES*     THOUSANDS*      RATE*    RESET DATE     RATES**
--------  ---------  ---------------  --------  ----------  --------------
    1        1,120        $56,000        3.40 %   11/05/96   3.28 % -5.50 %
    2          400         20,000        3.799    09/03/97   3.345  -3.799
    3        1,120         56,000        3.39     11/06/96   3.32   -5.00
    4        1,120         56,000        3.54     01/08/97   3.49   -3.80
    5          400         20,000        3.61     12/26/96   3.41   -3.648

------------

 * As of October 31, 1996.

** For the year ended October 31, 1996.

Subsequent to October 31, 1996 and up through December 9, 1996, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.297% to 3.799% in the aggregate amount of $948,859.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL PAID
                                                                                              PAR       IN EXCESS OF
                                                                               SHARES        VALUE       PAR VALUE
                                                                           -------------  ----------  --------------
Balance, October 31, 1994 ................................................   37,562,613     $375,626    $522,672,595
Treasury shares purchased and retired (weighted average discount 10.05%)*    (2,029,300)     (20,293)    (25,866,821)
                                                                           -------------  ----------  --------------
Balance, October 31, 1995 ................................................   35,533,313      355,333     496,805,774
Treasury shares purchased and retired (weighted average discount 6.93%)*     (1,406,900)     (14,069)    (19,975,832)
                                                                           -------------  ----------  --------------
Balance, October 31, 1996 ................................................   34,126,413     $341,264    $476,829,942
                                                                           =============  ==========  ==============

------------

* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

    DECLARATION     AMOUNT PER
       DATE            SHARE       RECORD DATE       PAYABLE DATE
-----------------  -----------  ----------------  -----------------
 October 30, 1996     $0.0825    November 8, 1996  November 22, 1996
November 26, 1996     $0.0825    December 6, 1996  December 20, 1996

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                            FOR THE PERIOD
                                                                    FOR THE YEAR ENDED OCTOBER 31**       SEPTEMBER 29, 1992*
                                                                                                               THROUGH
                                                            --------------------------------------------  OCTOBER 31, 1992**
                                                                1996        1995       1994++       1993
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................   $ 15.33      $13.62     $ 16.34     $ 13.88      $  14.06
                                                            ----------  ----------  ----------  ----------     ---------
Net investment income .....................................      1.19        1.18        1.24        1.22          0.04
Net realized and unrealized gain (loss) ...................      0.13        1.66       (2.73)       2.50         (0.20)
                                                            ----------  ----------  ----------  ----------     ----------
Total from investment operations ..........................      1.32        2.84       (1.49)       3.72         (0.16)
                                                            ----------  ----------  ----------  ----------     ----------
Less dividends and distributions from:
 Net investment income ....................................     (0.99)      (0.99)      (1.04)      (0.91)         --
 Common share equivalent of dividends paid to preferred
 shareholders .............................................     (0.22)      (0.22)      (0.22)      (0.21)         --
 Net realized gain ........................................     (0.04)       --         (0.03)       --            --
                                                            ----------  ----------  ----------  ----------     ----------
Total dividends and distributions .........................     (1.25)      (1.21)      (1.29)      (1.12)         --
Anti-dilutive effect of acquiring treasury shares .........      0.04        0.08        0.06        --            --
Offering costs charged against capital ....................      --          --          --         (0.14)        (0.02)
                                                            ----------  ----------  ----------  ----------     ----------
Net asset value, end of period ............................   $ 15.44      $15.33     $ 13.62     $ 16.34      $  13.88
                                                            ==========  ==========  ==========  ==========     ==========
Market value, end of period ...............................   $14.625      $13.75     $11.875     $15.875      $ 15.125
                                                            ==========  ==========  ==========  ==========     ==========
TOTAL INVESTMENT RETURN+ ..................................     14.27%      24.77%     (19.30)%     11.41%         0.83%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset ......................      0.69%(4)    0.72%(3)    0.75%       0.71%         0.42%(2)
Net investment income before preferred stock dividends  ...      7.73%       8.05%(3)    8.06%       7.95%         3.29%(2)
Preferred stock dividends .................................      1.41%       1.53%       1.43%       1.35%          N/A
Net investment income available to common shareholders  ...      6.32%       6.52%       6.63%       6.60%         3.29%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...................  $734,799    $752,840     $752,680    $924,910      $548,350
Asset coverage on preferred shares at end of period .......       353%        361%        311%        330%          N/A
Portfolio turnover rate ...................................      --             1%          2%          4%            4%(1)


   *   Commencement of operations.

   ** The per share amounts were computed using an average number of shares outstanding during the period.

   + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   ++  Restated for comparative purposes.

   (1) Not annualized.

   (2) Annualized.

   (3) The above expense and net investment income ratios would have been 0.71% and 8.06%, respectively, after expense offset, which reflect 0.01% effect for custody cash credits.

   (4) The above expense ratio would have been 0.68% after expense offset, which reflects 0.01% effect for custody cash credits.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Income Trust (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 29, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $0.99 to common shareholders, $1,807 to Series 1 preferred shareholders, $1,690 to Series 2 preferred shareholders, $1,791 to Series 3 preferred shareholders, $1,760 to Series 4 preferred shareholders and $1,730 to Series 5 preferred shareholders. For the year ended October 31, 1996, the Trust paid the following per share amounts from long-term capital gains: $0.03 to common shareholders, $56 to Series 1 preferred shareholders, $53 to Series 2 preferred shareholders, $56 to Series 3 preferred shareholders, $54 to Series 4 preferred shareholders and $55 to Series 5 preferred shareholders.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


ANNUAL REPORT
OCTOBER 31, 1996